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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K


                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): March 28, 1996


                               SCHERER HEALTHCARE, INC.
                --------------------------------------------------
                (Exact name of registrant as specified in its Charter)




         DELAWARE                    0-10552                   59-0688813
- ------------------------          ------------              -----------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


              2859 PACES FERRY ROAD, SUITE 300, ATLANTA, GEORGIA  30339
            ------------------------------------------------------------
            (Address of principal executive offices, including Zip Code)


                                    (770) 333-0066
                ------------------------------------------------------
                 (Registrant's telephone number, including area code)




                                     Page 1 of 6
                                  Exhibit on Page 3

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ITEM 5.  OTHER EVENTS

On March 28, 1996, Scherer Healthcare, Inc. (the "Company") entered into an agreement with Marquest Medical Products, Inc. ("Marquest") pursuant to which the Company converted the outstanding principal balance of $1,851,600 and accrued but unpaid interest of $486,571 on a 8% Convertible Note dated June 15, 1993 (the "Convertible Note") into 3,340,245 shares of Marquest's Common Stock, no par value, at a conversion price of $.70 per share. Additionally, the Company agreed to convert $376,330 in accrued but unpaid management fees owed to the Company by Marquest into 537,614 shares of Marquest's Common Stock, no par value, representing a conversion price of $.70 per share. As a result of this transaction, the Company owns 50.8% of Marquest's Common Stock on a primary basis and 66.4% on a diluted basis.

On March 29, 1996, Scherer Capital, LLC ("Scherer LLC"), an entity controlled by the majority stockholder of the Company, purchased 2,061,856 shares of Marquest's Common Stock for an aggregate purchase price of $1,000,000. Scherer LLC and Marquest also signed a Loan and Security Agreement (the "Agreement"), effective March 28, 1996, enabling Marquest to borrow a maximum of $1,500,000 at an interest rate of 1 1/2% over the prime corporate lending rate, as published in THE WALL STREET JOURNAL (Eastern Edition), adjusted quarterly. Any amounts borrowed under the Agreement are represented by Convertible Notes due April 1, 2001 (the "Notes") and are secured by Marquest's inventory, building, and equipment. Pursuant to the Agreement, which expires February 28, 2001, the Notes are convertible at the option of Scherer LLC into shares of Marquest's Common Stock at a Conversion price of $.70 per share. As of March 30, 1996, Marquest had borrowed $700,000 under the agreement in order to repay a bridge loan from Scherer LLC.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

    10 Conversion Agreement dated March 28, 1996 by and between Marquest Medical Products, Inc. and Scherer Healthcare, Inc.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            SCHERER HEALTHCARE, INC.
                                            ------------------------
                                                   (Registrant)



Date: APRIL 17, 1996                        By:/s/Robert P. Scherer, Jr.
     --------------------                   ----------------------------
                                            Robert P. Scherer, Jr.
                                            Chairman & Chief Executive Officer

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                                    EXHIBIT INDEX

EXHIBIT NO.                       DOCUMENT                            PAGE NO.
- -----------                       --------                            --------

   10         Conversion Agreement dated March 28, 1996 by and
              between Marquest Medical Products, Inc. and Scherer
              Healthcare, Inc.                                           4

                                          3